Exhibit 99.1

Deloitte & Touche LLP 3 Second Street Suite 301 Harborside Plaza 10 Jersey City, NJ 07302 USA Tel: +1 212 937 8202 www.deloitte.com

APL Topco Designated Activity Company

5th Floor

The Exchange George’s Dock IFSC

Dublin 1, Ireland

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

We have performed the procedures described below, related to certain information with respect to a portfolio of aircraft credit facilities in connection with the proposed offering of notes and certificates by APL Finance 2023-1 Designated Activity Company and APL Finance 2023-1 LLC, Fixed Rate Secured Notes Series 2025-1. APL Topco Designated Activity Company (the “Company”) is responsible for the information provided to us, including the information set forth in the Statistical Data File (as defined herein).

The Company has agreed to the procedures and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information set forth in the Statistical Data File. Additionally, Citigroup Global Markets Inc. (“Citigroup”), ATLAS SP Securities, a division of Apollo Global Securities, LLC (“ATLAS”), ATLAS SP Partners, L.P., Morgan Stanley & Co. LLC and Davidson Kempner Capital Management LP (collectively with the Company, the “Specified Parties”) have agreed to the procedures and acknowledged that the procedures performed are appropriate for their purposes. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. Consequently, we make no representations regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

We performed certain procedures on earlier versions of the Statistical Data File and communicated differences prior to being provided the final Statistical Data File, which was subjected to the procedures described below.

Agreed-Upon Procedures

On September 11, 2025, representatives of Citigroup, on behalf of the Company, provided us with a computer-generated data file and related record layout containing data, as represented to us by the Company, as of the close of business July 31, 2025, with respect to 26 aviation loans and the related aircraft and engines and aircraft and engine leases (collectively, the “Aviation Assets”) (the “Statistical Data File”). At the Company’s instruction, we performed certain comparisons and recomputations for the Aviation Assets relating to the aviation contract characteristics (the “Characteristics”) set forth on the Statistical Data File and indicated below.

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Characteristics

1. Loan Number (for informational purposes only)

2. Loan ID (for informational purposes only)

3. Recourse

4. Loan start date

5. Loan maturity date

6. Initial loan term

7. Initial loan balance

8. Loan balance

9. Balloon amount

10.Current interest rate type

11.Current all-in interest rate

12.Margin

13.MSN

14.Rent

15.Underlying collateral

16.Tech Gen

17.Asset category

18.Borrower/lessor

19.Underlying lessee

20.Lessee country

21.Lessee region

22.Lease start date

23.Lease expiration date

24.Security deposit

25.Security deposit type

26.Maintenance reserve balance

27.Forecasted maintenance reserve balance at maturity

28.Forecasted end of lease payment at maturity

29.Maintenance reserve balance at origination

30.Maintenance adjustment at loan origination

31.Date of manufacture

32.AVITAS half-life current market value

33.AVITAS half-life base value at origination

34.CV half-life current market value

35.CV half-life base value at origination

36.MBA half-life current market value

37.MBA half-life base value at origination

38.IBA half-life base value at origination (if applicable)

39.BK half-life base value at origination (if applicable)

40.AVITAS half-life base value at maturity

41.CV half-life base value at maturity

42.MBA half-life base value at maturity

43.Current AVITAS half-life base value

44.Current CV half-life base value

45.Current MBA half-life base value

46.Remaining loan term

47.Lease term remaining post loan maturity

48.Post-loan maturity lease cash flow (as applicable)

49.Current average half-life base value

50.Average half-life current market value

51.Average half-life base value at origination

52.Average half-life base value at maturity

53.Average maintenance adjusted base value at origination

54.Net LTV at loan origination

55.Half-life current market value LTV

56.Net half-life current market value LTV

57.Current half-life base value LTV

58.Net current half-life base value LTV

59. LTV at maturity

60.Net LTV at maturity

61.Aircraft age*

*	For Aviation Assets that did not indicate an asset category of “engine” as set forth on the Lease Agreement (as defined below)

We compared Characteristics 3. through 12. to the corresponding information set forth on or derived from the applicable loan agreement, loan supplement or any amendments thereto (each, a “Loan Agreement”).

We compared Characteristics 13. through 25. to the corresponding information set forth on or derived from the applicable lease agreement or any amendments thereto (each, a “Lease Agreement”).

We compared Characteristics 26. through 30. to the corresponding information set forth on the applicable “CV Report.”

We compared Characteristics 31. through 45. to the corresponding information set forth on the MBA Appraisal Report, AVITAS Appraisal Report, CV Appraisal Report, IBA Appraisal Report or BK Appraisal Report (as applicable) (each, an “Appraisal Report”).

We compared Characteristic 46. to the number of months between (i) July 31, 2025 and (ii) the loan maturity date (as set forth on the applicable Loan Agreement).

We compared Characteristic 47. to the number of months between (a) the loan maturity date (as set forth on the applicable Loan Agreement) and (b) the lease expiration date (as set forth on the applicable Lease Agreement).

We compared Characteristic 48. to the product of (i) the rent (as set forth on the applicable Lease Agreement) and (ii) lease term remaining post loan maturity (as determined above).

We compared Characteristic 49. to the average of (i) the current AVITAS half-life base value, (ii) the current CV half-life base value and (iii) the current MBA half-life base value (each as set forth on the applicable Appraisal Report).

We compared Characteristic 50. to the average of (i) the AVITAS half-life current market value, (ii) the CV half-life current market value and (iii) the MBA half-life current market value (each as set forth on the applicable Appraisal Report).

We compared Characteristic 51. to the average of (i) the AVITAS half-life base value at origination, (ii) the CV half-life base value at origination, (iii) the MBA half-life base value at origination, (iv) the IBA half-life base value at origination (if applicable) and (v) the BK half-life base value at origination (if applicable) (each as set forth on the applicable Appraisal Report).

We compared Characteristic 52. to the average of (i) the AVITAS half-life base value at maturity, (ii) the CV half-life base value at maturity and (iii) the MBA half-life base value at maturity (each as set forth on the applicable Appraisal Report).

We compared Characteristic 53. to the sum of the (i) average half-life base value at origination (as set determined above) and (ii) maintenance adjustment at loan origination (as set forth on the CV Report).

We compared Characteristic 54. to the quotient of (i) the loan balance (as set forth on the applicable Loan Agreement) minus the sum of (a) the security deposit (as set forth on the applicable Lease Agreement) and (b) the maintenance reserve balance at origination (as set forth on the applicable CV Report) and (ii) the average maintenance adjusted base value at origination (as determined above).

We compared Characteristic 55. to the quotient of (i) the loan balance (as set forth on the applicable Loan Agreement) and (ii) the average half-life current market value (as determined above).

We compared Characteristic 56. to the quotient of (i) the loan balance (as set forth on the applicable Loan Agreement) minus the sum of (a) the security deposit (as set forth on the applicable Lease Agreement) and (b) the maintenance reserve balance at origination (as set forth on the applicable CV Report) and (ii) the average half-life current market value (as determined above).

We compared Characteristic 57. to the quotient of (i) the loan balance (as set forth on the applicable Loan Agreement) and (ii) the current average half-life base value (as determined above).

We compared Characteristic 58. to the quotient of (i) the loan balance (as set forth on the applicable Loan Agreement) minus the sum of (a) the security deposit (as set forth on the applicable Lease Agreement) and (b) the maintenance reserve balance at origination (as set forth on the applicable CV Report) and (ii) the current average half-life base value (as determined above).

We compared Characteristic 59. to the quotient of (i) the balloon amount (as set forth on the applicable Loan Agreement) and (ii) the average half-life base value at maturity (as determined above).

We compared Characteristic 60. to the quotient of (i) the balloon amount (as set forth on the applicable Loan Agreement) minus the sum of (a) the forecasted maintenance reserve balance at maturity (as set forth on the applicable CV Report), (b) the forecasted end of lease payment at maturity (as set forth on the applicable CV Report) and (c) the post-loan maturity lease cash flow (as determined above) and (ii) the average half-life base value at maturity (as determined above).

We compared Characteristic 61. to the number of years between (a) July 31, 2025 and (b) the date of manufacture (as set forth on the applicable Appraisal).

For purposes of our procedures and at your instruction:

•	with respect to our comparison of Characteristics 8., 9., 14., 24., and 26. through 30, differences of $1.00 or less are deemed to be “in agreement.”

The aviation contract documents described above, including any information obtained from the indicated systems, and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Aviation Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Aviation Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Aviation Documents. In addition, we make no representations as to whether the Aviation Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Aviation Assets.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Data File were found to be in agreement with the above-mentioned Aviation Documents, except as indicated in Appendix A. Supplemental information is contained in Appendix B.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the assets or underlying documentation underlying the Statistical Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the Aviation Assets or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events or circumstances that occur subsequent to the date of this report.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants (“AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the engaging party has agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review engagement conducted in accordance with attestation standards established by the AICPA, the objective of which would be the expression of an opinion or conclusion, respectively, on the Statistical Data File. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

We are required to be independent of the Company and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche

September 17, 2025

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated September 17, 2025.

In applying our agreed-upon procedures as outlined above, we observed the following:

Exception Description Number	Exception Description

1	One instance where we were unable to verify the loan start date.
2	One instance where we were unable to verify the loan maturity date.
3	One instance where we were unable to verify the loan balance.
4	One instance where we were unable to verify the rent.
5	One instance where we were unable to verify the current all in interest rate.
6	Four instances where we were unable to verify the lease start date.
7	Four instances where we were unable to verify the lease expiration date.
8	One instance where we were unable to verify the security deposit.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated September 17, 2025

Supplemental Information Related to the Findings Set Forth on Appendix A

In applying our agreed-upon procedures as outlined above, we were unable to verify the following Characteristics with the Aviation Documents provided:

Exception Description Number	Aviation Asset number	Characteristic not verified
1	26	Loan start date
2	26	Loan maturity date
3	26	Loan balance
4	26	Rent
5	26	Current all-in interest rate
6	20	Lease start date
6	21	Lease start date
6	22	Lease start date
6	26	Lease start date
7	20	Lease expiration date
7	21	Lease expiration date
7	22	Lease expiration date
7	26	Lease expiration date
8	26	Security deposit

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.